UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BIIB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2020, Biogen Inc. (the “Company”) announced the appointment, effective as of August 15, 2020, of Michael R. McDonnell as Executive Vice President and Chief Financial Officer of the Company. Jeffrey D. Capello will step down as Executive Vice President and Chief Finance Officer of the Company effective upon Mr. McDonnell’s appointment on August 15, 2020, and will remain with the Company until September 15, 2020, to assist with the transition.

Mr. McDonnell, age 56, has served as Executive Vice President and Chief Financial Officer of IQVIA Holdings Inc., a leading global provider of advanced analytics, technology solutions and contract research services to the life sciences industry, from December 2015 until July 2020. Prior to that, Mr. McDonnell served as the Executive Vice President and Chief Financial Officer of Intelsat, a leading global provider of satellite services, from November 2008 to December 2015, as Executive Vice President and Chief Financial Officer of MCG Capital Corporation, a publicly-held commercial finance company, from September 2004 until October 2008 and as MCG Capital Corporation’s Chief Operating Officer from August 2006 until October 2008. Before joining MCG Capital Corporation, Mr. McDonnell served as Executive Vice President and Chief Financial Officer for EchoStar Communications Corporation (f/k/a DISH Network Corporation), a direct-to-home satellite television operator, from July 2004 until August 2004 and as its Senior Vice President and Chief Financial Officer from August 2000 to July 2004. Mr. McDonnell spent 14 years at PricewaterhouseCoopers LLP, including 4 years as a partner. Mr. McDonnell has a Bachelor of Science degree in accounting from Georgetown University and is a certified public accountant.

Mr. McDonnell’s base salary will be $850,000 and he is eligible to participate in the Company’s annual bonus plan with a target bonus of 75% of his annual base salary. Mr. McDonnell will receive a one-time cash sign-on bonus of $1,000,000, which will be paid after his start date. Mr. McDonnell’s cash sign-on bonus is subject to recoupment by the Company as follows: 100% of his cash sign-on bonus is subject to recoupment if Mr. McDonnell’s employment terminates within the first year of his employment; 70% of his cash sign-on bonus is subject to recoupment if Mr. McDonnell’s employment terminates within the second year of his employment; and 35% of his cash sign-on bonus is subject to recoupment if Mr. McDonnell’s employment terminates within the third year of his employment. In addition, Mr. McDonnell’s target long-term incentive (“LTI”) grant value for 2021 will be $2,900,000, which will be granted in accordance with the LTI plans and guidelines duly approved and in effect at the time of grant.

Mr. McDonnell will be eligible to participate in the Biogen Inc. 2017 Omnibus Equity Plan (the “2017 Plan”) and will receive, under the 2017 Plan, (a) restricted stock units with a grant date value of $2,250,000 and (b) market stock units with a grant date value of $2,250,000, each award to be made on the first trading day of the month following his start date. The restricted stock units will convert into shares of the Company’s common stock and will vest in three annual installments beginning on the first anniversary of the grant date. The market stock units are performance-based restricted stock units that will convert into shares of the Company’s common stock and are earned based on the Company’s common stock price performance from the date of grant relative to each of the three annual vesting dates. On each vesting date, the performance multiplier is determined based on the stock price performance measured from the grant date to such vesting date using the average closing stock price for the 30 calendar days following and including the grant date and 30 calendar days prior to and including such vesting date.

Under the existing executive severance plan for Executive Vice Presidents, Mr. McDonnell will be entitled to receive:

●

In the event of a termination of employment other than for cause and other than by reason of Mr. McDonnell’s death or disability, a lump sum severance payment equal to a minimum of 12 months of his then-annual base salary and target annual bonus, with an additional 2 months for each full year of service to a maximum benefit of 21 months.

●

If, within two years following a corporate transaction or a corporate change in control, Mr. McDonnell experiences a termination of employment other than for cause or by reason of death or disability or experiences an involuntary employment action, a lump sum severance payment equal to two times his then-annual base salary plus target annual bonus. These payments are in lieu of any payment in the preceding paragraph.

Mr. McDonnell is also entitled to receive continuation of medical and dental insurance benefits if severance is payable under the severance plan for Executive Vice Presidents.

Item 7.01	Regulation FD Disclosure.

On July 21, 2020, the Company issued a press release announcing the appointment of Mr. McDonnell as Executive Vice President and Chief Financial Officer of the Company effective as of August 15, 2020, and the departure of Mr. Capello. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

The press release being furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 listed on the Exhibit Index below is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Biogen’s press release dated July 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Inc.

By:	/s/ Suzanne Murray
Suzanne Murray
Corporation Counsel and Assistant Secretary

Date: July 21, 2020

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